UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2008 (June 13, 2008)

PAIN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Bridgepointe Parkway, Suite 500

San Mateo, California 94404

(Address of principal executive offices, including zip code)

(650) 624-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Compensatory Arrangements of Certain Officers

Pursuant to the annual determination of compensation for our Executive Officers, effective June 16, 2008, we increased the base salary of our executive officers and provided bonus payments, as follows:

Executive Officer	Title	New Base Salary	Bonus
Remi Barbier	President, Chief Executive Officer and Chairman of the Board of Directors	$580,000	$425,000
Nadav Friedmann, Ph.D., M.D.	Chief Medical Officer and Chief Operating Officer	$450,000	$320,000
Grant Schoenhard, Ph.D.	Chief Scientific Officer	$335,000	$105,000
Peter S. Roddy	Vice President and Chief Financial Officer	$300,000	$135,000

Bonus payments were made for the period ended June 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

By:	/s/ Peter S. Roddy
Peter S. Roddy Vice President & Chief Financial Officer

Date: June 19, 2008